UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 East 29th Street

New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 923-3344

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K contains forward-looking statements of Intra-Cellular Therapies, Inc. (the “Company” or “we”) that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the Company’s estimate regarding its cash, cash equivalents and investment securities as of December 31, 2014; and the Company’s product candidates, development efforts, technology, intellectual property, financial condition, plans and development programs. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including those risk factors attached as Exhibit 99.3 to this Form 8-K and its other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

ITEM 2.02	Results of Operations and Financial Condition.

On March 4, 2015, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 (File No. 333-198496) (the “Preliminary Prospectus Supplement”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to a proposed public offering of shares of the Company’s common stock (the “Public Offering”). The Company included the following disclosure in the Preliminary Prospectus Supplement:

While we have not finalized our full financial results for the fiscal year ended December 31, 2014, we expect to report that we had approximately $129.6 million of cash, cash equivalents and investment securities available for sale, as of December 31, 2014. This amount is preliminary, has not been audited and is subject to change upon completion of the audit of our consolidated financial statements as of and for the year ended December 31, 2014. Additional information and disclosures would be required for a more complete understanding of our financial position and results of operations as of December 31, 2014.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

On March 4, 2015, the Company also issued a press release announcing the Public Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, the Preliminary Prospectus Supplement for the Public Offering contains an updated summary description of the Company’s business in the section entitled “Prospectus Supplement Summary,” which is attached hereto as Exhibit 99.2 and incorporated herein by reference, and updated risk factors in the section entitled “Risk Factors,” which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information contained in Exhibits 99.2 and 99.3 updates and supersedes the information provided in the Company’s previous periodic filings with the SEC in order to reflect recent business developments. This Current Report on Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014 and the Company’s Current Reports on Form 8-K since January 1, 2014.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated March 4, 2015

99.2	Updated Business Summary

99.3	Updated Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline Vice President of Finance and Chief Financial Officer

Date: March 4, 2015